Exhibit 99

BOAALT 2005-9 - Price/Yield - 1CB2

Balance	$41,632,000.00	Delay	24	WAC(1)	5.84375	WAM(1)	359
Coupon	5.5	Dated	9/1/2005	NET(1)	5.58925	WALA(1)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
100-06 7/8	5.514	5.499	5.485	5.452	5.409
100-07 7/8	5.512	5.495	5.481	5.446	5.401
100-08 7/8	5.509	5.492	5.476	5.440	5.393
100-09 7/8	5.506	5.488	5.472	5.434	5.385
100-10 7/8	5.504	5.485	5.468	5.428	5.377
100-11 7/8	5.501	5.481	5.464	5.422	5.368
100-12 7/8	5.498	5.478	5.460	5.416	5.360
100-13 7/8	5.496	5.474	5.455	5.410	5.352
100-14 7/8	5.493	5.471	5.451	5.404	5.344

WAL	20.930	13.546	10.116	6.418	4.370
Mod Durn	11.793	8.958	7.379	5.189	3.769
Mod Convexity	2.069	1.155	0.742	0.356	0.180
Principal Window	Oct10 - Sep35	Oct10 - Sep35	Oct10 - Sep35	Nov09 - Sep35	Oct08 - Aug13
Payment # Months	360	360	360	360	95

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAALT 2005-9 - Price/Yield - 1CB1

Balance	$113,000,000.00	Delay	0	Index	LIBOR_1MO | 3.83	WAC(1)	5.84375	WAM(1)	359
Coupon	4.23	Dated	9/25/2005	Mult / Margin	1.0 / 0.4	NET(1)	5.58925	WALA(1)	1
Settle	9/30/2005	First Payment	10/25/2005	Cap / Floor	9.5 / 0.4

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
99-28	4.276	4.295	4.334	4.366	4.396
99-29	4.274	4.288	4.318	4.341	4.364
99-30	4.272	4.281	4.301	4.317	4.332
99-31	4.270	4.274	4.284	4.292	4.300
100-00	4.267	4.267	4.267	4.267	4.267
100-01	4.265	4.261	4.251	4.243	4.235
100-02	4.263	4.254	4.234	4.218	4.203
100-03	4.261	4.247	4.217	4.194	4.171
100-04	4.259	4.240	4.201	4.169	4.139

WAL	22.523	5.868	2.019	1.345	1.018
Mod Durn	14.014	4.551	1.870	1.271	0.971
Mod Convexity	2.732	0.462	0.058	0.028	0.017
Principal Window	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Apr10	Oct05 - Jul08	Oct05 - Oct07
Payment # Months	360	360	55	34	25

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAALT 2005-9 - Price/Yield - 1CB5

Balance	$113,000,000.00	Delay	0	Index	LIBOR_1MO | 3.83	WAC(1)	5.84375	WAM(1)	359
Coupon	1.27	Dated	9/25/2005	Mult / Margin	-0.196078431	NET(1)	5.58925	WALA(1)	1
Settle	9/30/2005	First Payment	10/25/2005	Cap / Floor	5.1 / 0.

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
1-17 4/8	97.426	75.726	46.007	11.341	-23.374
1-18 4/8	95.171	73.525	43.692	8.964	-25.705
1-19 4/8	93.017	71.421	41.472	6.682	-27.943
1-20 4/8	90.958	69.409	39.341	4.489	-30.093
1-21 4/8	88.986	67.483	37.293	2.380	-32.160
1-22 4/8	87.098	65.638	35.323	0.350	-34.150
1-23 4/8	85.287	63.868	33.427	-1.607	-36.067
1-24 4/8	83.549	62.170	31.601	-3.494	-37.916
1-25 4/8	81.880	60.539	29.839	-5.315	-39.699

WAL	22.523	5.868	2.019	1.345	1.018
Mod Durn	0.959	0.981	0.921	0.894	0.912
Mod Convexity	0.021	0.022	0.018	0.016	0.017
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA
Payment # Months	360	360	55	34	25

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAALT 2005-9 - Price/Yield - 2CB1

Balance	$49,738,000.00	Delay	24	WAC(2)	6.43876	WAM(2)	359
Coupon	6	Dated	9/1/2005	NET(2)	6.18426	WALA(2)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
101-22 4/8	5.879	5.689	5.457	5.196	4.904
101-23 4/8	5.876	5.683	5.448	5.183	4.887
101-24 4/8	5.874	5.677	5.439	5.170	4.870
101-25 4/8	5.871	5.672	5.430	5.157	4.853
101-26 4/8	5.868	5.666	5.421	5.145	4.836
101-27 4/8	5.865	5.660	5.412	5.132	4.819
101-28 4/8	5.862	5.655	5.403	5.119	4.802
101-29 4/8	5.859	5.649	5.395	5.106	4.785
101-30 4/8	5.856	5.644	5.386	5.094	4.768

WAL	19.499	7.739	4.225	2.757	1.981
Mod Durn	10.670	5.433	3.404	2.391	1.794
Mod Convexity	1.807	0.566	0.231	0.112	0.061
Principal Window	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Sep13
Payment # Months	360	360	360	360	96

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAALT 2005-9 - Price/Yield - 3CB1

Balance	$29,869,000.00	Delay	24	WAC(3)	6.39445	WAM(3)	359
Coupon	6	Dated	9/1/2005	NET(3)	6.13995	WALA(3)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
100-04 4/8	6.024	5.975	5.914	5.846	5.771
100-05 4/8	6.021	5.969	5.905	5.833	5.753
100-06 4/8	6.019	5.963	5.896	5.820	5.735
100-07 4/8	6.016	5.957	5.886	5.807	5.718
100-08 4/8	6.013	5.951	5.877	5.794	5.700
100-09 4/8	6.010	5.946	5.868	5.780	5.683
100-10 4/8	6.007	5.940	5.859	5.767	5.666
100-11 4/8	6.004	5.934	5.849	5.754	5.648
100-12 4/8	6.001	5.928	5.840	5.741	5.631

WAL	19.488	7.739	4.228	2.761	1.985
Mod Durn	10.567	5.357	3.355	2.359	1.773
Mod Convexity	1.780	0.552	0.224	0.109	0.059
Principal Window	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Sep35	Oct05 - Sep13
Payment # Months	360	360	360	360	96

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAALT 2005-9 - Price/Yield - 4A2

Balance	$89,487,000.00	Delay	24	WAC(4)	6.007	WAM(4)	359
Coupon	5.5	Dated	9/1/2005	NET(4)	5.7525	WALA(4)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
100-04	5.516	5.457	5.376	5.297	5.220
100-05	5.513	5.450	5.364	5.280	5.198
100-06	5.510	5.443	5.353	5.263	5.176
100-07	5.507	5.436	5.341	5.247	5.154
100-08	5.505	5.430	5.329	5.230	5.133
100-09	5.502	5.423	5.317	5.213	5.111
100-10	5.499	5.416	5.305	5.196	5.089
100-11	5.496	5.409	5.293	5.179	5.068
100-12	5.493	5.403	5.282	5.162	5.046

WAL	17.873	5.954	3.011	2.034	1.545
Mod Durn	10.454	4.606	2.626	1.845	1.430
Mod Convexity	1.719	0.378	0.117	0.058	0.035
Principal Window	Oct05 - Mar34	Oct05 - May23	Oct05 - Oct13	Oct05 - Aug10	Oct05 - Apr09
Payment # Months	342	212	97	59	43

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAALT 2005-9 - Price/Yield - 5A1

Balance	$35,381,000.00	Delay	24	WAC(5)	5.65834	WAM(5)	179
Coupon	5.5	Dated	9/1/2005	NET(5)	5.40384	WALA(5)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
101-12 4/8	5.289	5.181	5.053	4.907	4.744
101-13 4/8	5.284	5.175	5.044	4.895	4.730
101-14 4/8	5.280	5.168	5.035	4.884	4.716
101-15 4/8	5.275	5.161	5.027	4.873	4.701
101-16 4/8	5.270	5.155	5.018	4.861	4.687
101-17 4/8	5.265	5.148	5.009	4.850	4.673
101-18 4/8	5.260	5.141	5.000	4.838	4.658
101-19 4/8	5.256	5.135	4.991	4.827	4.644
101-20 4/8	5.251	5.128	4.982	4.815	4.630

WAL	8.520	5.789	4.134	3.090	2.401
Mod Durn	6.381	4.590	3.441	2.676	2.144
Mod Convexity	0.609	0.359	0.217	0.136	0.087
Principal Window	Oct05 - Sep20	Oct05 - Sep20	Oct05 - Sep20	Oct05 - Sep20	Oct05 - Sep20
Payment # Months	180	180	180	180	180

LIBOR_1MO	3.83	3.83	3.83	3.83	3.83
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

Global Structured Finance

BOAA 05-9

30 Yr Conforming Fixed Rate Pool

Group 1

1,370 records

Balance: 216,385,747

1. Summary

Summary	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Conforming	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Pool Size: $216,385,747.25

Avg. Loan Balance: $157,945.80

W.A. Gross Coupon: 5.8437%

W.A. Net Coupon: 5.5892%

W.A. FICO: 740

W.A. Cut-Off LTV: 72.30%

W.A. Rem. Term: 359 months

Cut-off Date: 2005-09-01

% IO: 0.00%

% CA: 21.16%

2. Cut-Off Balance

Cut-Off Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
1 - 25,000	1	$22,500	0.01%	6.000	5.746	717	90.00%	90.00%	0.00%
25,001 - 50,000	31	1,328,906	0.61	5.956	5.701	737	73.10	73.08	50.93
50,001 - 75,000	123	7,862,151	3.63	5.939	5.685	740	74.74	74.70	49.31
75,001 - 100,000	194	17,344,892	8.02	5.857	5.602	743	74.30	74.27	47.73
100,001 - 125,000	252	28,424,238	13.14	5.841	5.587	743	75.59	75.56	51.07
125,001 - 150,000	190	26,144,851	12.08	5.852	5.597	742	73.83	73.80	45.68
150,001 - 175,000	154	24,910,987	11.51	5.848	5.594	738	73.92	73.90	45.67
175,001 - 200,000	106	19,974,140	9.23	5.864	5.610	743	71.97	71.95	46.33
200,001 - 700,000	319	90,373,082	41.76	5.824	5.569	738	69.98	69.95	32.23

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: $22,500.00

Highest: $668,317.92

Average: $157,945.80

3. Loan Originators

Loan Originators	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
BoAMS	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

4. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
4.501 - 5.000	4	$832,750	0.38%	4.913	4.659	754	59.68%	59.68%	69.38%
5.001 - 5.500	127	20,687,043	9.56	5.444	5.189	751	69.75	69.74	40.51
5.501 - 6.000	1,018	164,341,932	75.95	5.847	5.592	738	72.63	72.60	40.16
6.001 - 6.500	221	30,524,022	14.11	6.125	5.871	740	73.03	73.01	46.19

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: 4.875

Highest: 6.125

W.A.: 5.844

5. Net Coupon

Net Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
4.501 - 5.000	17	$3,190,806	1.47%	5.147	4.893	754	64.14%	64.14%	29.43%
5.001 - 5.500	479	77,211,430	35.68	5.650	5.396	742	72.48	72.45	42.79
5.501 - 6.000	874	135,983,511	62.84	5.970	5.715	738	72.49	72.46	40.50

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: 4.621

Highest: 5.871

W.A.: 5.589

6. Amortization Type

Amortization Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Fully Amortizing	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

7. Remaining Months to Maturity

Remaining Months to Maturity	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
235 - 240	1	$225,000	0.10%	5.750	5.496	747	79.23%	79.23%	0.00%
295 - 300	7	1,316,206	0.61	5.731	5.477	731	51.17	51.16	16.31
301 - 342	1	145,823	0.07	6.125	5.871	690	64.88	64.88	100.00
355 - 360	1,361	214,698,718	99.22	5.844	5.590	740	72.49	72.46	41.31

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: 240 months

Highest: 360 months

W.A.: 359.3 months

8. Cut-Off Age

Cut-Off Age	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
0	566	$84,430,250	39.02%	5.845	5.591	743	71.60%	71.59%	37.21%
1	785	128,932,823	59.58	5.841	5.587	737	72.89	72.86	43.61
2	16	2,522,694	1.17	5.873	5.618	753	68.91	68.81	35.64
3	2	327,438	0.15	6.125	5.871	736	80.00	79.80	100.00
4	1	172,542	0.08	6.000	5.746	740	80.00	79.59	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

9. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
FIX	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

10. Prepayment Penalty Term

Prepayment Penalty Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
0	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

11. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
5.01 - 10.00	3	$199,924	0.09%	5.984	5.730	793	7.85%	7.85%	37.48%
15.01 - 20.00	6	727,875	0.34	5.648	5.393	784	17.48	17.39	0.00
20.01 - 25.00	5	821,322	0.38	5.537	5.283	751	22.73	22.73	24.35
25.01 - 30.00	16	2,512,603	1.16	5.882	5.628	749	28.01	28.01	22.97
30.01 - 35.00	10	1,205,336	0.56	5.852	5.597	723	33.28	33.27	51.98
35.01 - 40.00	26	4,211,432	1.95	5.835	5.581	755	37.92	37.91	19.81
40.01 - 45.00	24	4,413,200	2.04	5.824	5.569	752	42.33	42.28	17.67
45.01 - 50.00	30	6,299,958	2.91	5.861	5.607	738	47.91	47.90	20.65
50.01 - 55.00	39	9,270,068	4.28	5.833	5.578	737	52.41	52.39	36.74
55.01 - 60.00	45	8,735,631	4.04	5.836	5.582	747	57.98	57.96	14.62
60.01 - 65.00	43	7,856,722	3.63	5.895	5.641	750	62.96	62.95	15.44
65.01 - 70.00	108	19,465,962	9.00	5.843	5.588	731	68.81	68.75	34.02
70.01 - 75.00	118	21,950,569	10.14	5.784	5.529	746	73.87	73.86	30.04
75.01 - 80.00	809	117,289,091	54.20	5.850	5.596	739	79.85	79.82	52.47
80.01 - 85.00	14	2,301,825	1.06	5.825	5.570	724	83.60	83.30	0.00
85.01 - 90.00	41	5,014,906	2.32	5.948	5.694	746	89.93	89.90	13.89
90.01 - 95.00	5	801,090	0.37	5.525	5.271	698	94.05	94.05	0.00
95.01 - 100.00	13	1,579,337	0.73	5.921	5.667	719	98.68	98.67	100.00
>= 100.01	15	1,728,896	0.80	5.979	5.725	734	103.00	102.93	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: 5.63%

Highest: 103.00%

W.A.: 72.36%

12. Combined LTV

Combined LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
5.01 - 10.00	3	$199,924	0.09%	5.984	5.730	793	7.85%	7.85%	37.48%
15.01 - 20.00	5	551,176	0.25	5.535	5.280	789	17.19	17.07	0.00
20.01 - 25.00	5	821,322	0.38	5.537	5.283	751	22.73	22.73	24.35
25.01 - 30.00	14	2,053,747	0.95	5.871	5.616	763	27.25	27.25	28.11
30.01 - 35.00	8	972,066	0.45	5.843	5.588	718	33.45	33.45	51.09
35.01 - 40.00	25	4,251,623	1.96	5.866	5.611	749	36.48	36.47	19.62
40.01 - 45.00	21	3,750,506	1.73	5.823	5.569	755	42.47	42.41	20.79
45.01 - 50.00	29	5,940,308	2.75	5.853	5.598	740	48.04	48.03	21.90
50.01 - 55.00	34	7,876,609	3.64	5.885	5.630	733	52.03	52.01	35.45
55.01 - 60.00	46	9,264,374	4.28	5.829	5.575	747	56.32	56.31	20.69
60.01 - 65.00	43	7,796,631	3.60	5.880	5.625	748	61.56	61.55	15.56
65.01 - 70.00	102	18,581,912	8.59	5.841	5.586	732	67.78	67.71	35.20
70.01 - 75.00	112	20,543,209	9.49	5.792	5.538	746	73.42	73.41	29.38
75.01 - 80.00	233	36,219,804	16.74	5.839	5.585	740	78.87	78.85	13.83
80.01 - 85.00	20	3,217,035	1.49	5.891	5.636	736	77.51	77.29	0.00
85.01 - 90.00	77	12,856,111	5.94	5.875	5.621	738	83.06	83.04	11.24
90.01 - 95.00	7	1,077,072	0.50	5.614	5.359	702	90.45	90.43	0.00
95.01 - 100.00	571	78,683,423	36.36	5.851	5.596	738	80.21	80.18	73.85
100.01 >=	15	1,728,896	0.80	5.979	5.725	734	103.00	102.93	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: 5.63%

Highest: 103.00%

W.A.: 80.45%

13. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
California	181	$45,782,661	21.16%	5.840	5.586	742	59.64%	59.63%	30.40%
Florida	149	23,164,280	10.71	5.883	5.629	735	73.72	73.62	34.55
Texas	183	21,908,057	10.12	5.823	5.569	741	79.43	79.40	50.15
North Carolina	86	11,401,337	5.27	5.793	5.539	732	78.91	78.89	59.85
Virginia	58	10,630,014	4.91	5.846	5.592	733	74.32	74.30	38.19
Other	713	103,499,399	47.83	5.846	5.592	741	75.26	75.24	43.73

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

14. California

California	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Northern	76	$18,989,771	41.48%	5.817	5.562	748	60.34%	60.33%	23.32%
Southern	105	26,792,890	58.52	5.857	5.603	738	59.14	59.13	35.42

Total:	181	$45,782,661	100.00%	5.840	5.586	742	59.64%	59.63%	30.40%

15. Zip Code

Zip Code	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
92109	4	$2,504,005	1.16%	6.000	5.746	695	52.06%	52.06%	100.00%
60201	3	990,939	0.46	5.625	5.371	760	58.76	58.76	0.00
90640	3	925,166	0.43	5.910	5.656	676	62.16	62.16	57.44
34135	4	906,361	0.42	5.798	5.544	705	75.64	75.64	0.00
96704	3	785,202	0.36	5.846	5.591	770	34.70	34.70	0.00
95926	3	777,708	0.36	5.645	5.391	750	74.16	74.16	34.94
60622	2	720,454	0.33	5.797	5.543	685	61.11	61.08	37.60
29229	7	691,918	0.32	5.719	5.465	757	79.80	79.76	100.00
95819	2	685,567	0.32	5.908	5.654	796	70.11	70.11	0.00
90019	1	668,318	0.31	5.875	5.621	673	52.72	52.66	0.00
Other	1,338	206,730,108	95.54	5.844	5.589	741	72.92	72.89	41.01

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

16. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
800 - 849	84	$13,010,023	6.01%	5.773	5.518	807	66.17%	66.15%	31.61%
750 - 799	531	82,966,822	38.34	5.830	5.576	773	71.70	71.68	37.75
700 - 749	518	80,086,249	37.01	5.860	5.605	724	74.04	74.02	44.17
650 - 699	215	36,452,092	16.85	5.865	5.611	686	73.16	73.12	44.27
600 - 649	20	3,574,961	1.65	5.833	5.578	635	63.83	63.63	50.68
N/A	2	295,600	0.14	6.019	5.764	0	79.01	79.01	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Lowest: 603

Highest: 823

W.A.: 740

17. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
SFR	898	$129,521,961	59.86%	5.848	5.593	740	74.35%	74.32%	42.16%
PUD Detach	147	26,148,999	12.08	5.811	5.557	738	75.77	75.72	44.10
Condo - Low	125	18,030,793	8.33	5.824	5.569	741	69.06	69.05	42.17
2-Family	82	16,129,688	7.45	5.817	5.562	753	68.23	68.20	14.98
4-Family	25	9,301,010	4.30	5.940	5.686	721	59.92	59.91	63.54
3-Family	21	5,829,775	2.69	5.941	5.687	729	61.06	61.05	39.19
PUD Attach	33	5,238,238	2.42	5.840	5.585	740	69.40	69.39	39.78
Condo - High	24	4,270,372	1.97	5.798	5.543	755	66.28	66.26	32.24
Townhouse	11	1,290,563	0.60	5.799	5.545	734	73.48	73.47	46.96
Condotel	4	624,349	0.29	5.753	5.499	745	74.48	74.45	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

18. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Primary	760	$118,461,391	54.75%	5.855	5.600	735	77.50%	77.47%	51.22%
Investor	590	94,879,717	43.85	5.828	5.573	746	65.93	65.90	28.21
Secondary	20	3,044,639	1.41	5.916	5.661	758	72.92	72.89	52.78

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

19. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Purchase	957	$141,262,978	65.28%	5.845	5.591	742	77.39%	77.35%	50.92%
Refinance-Cashout	300	57,382,464	26.52	5.856	5.602	734	62.25	62.24	23.81
Refinance-Rate/Term	111	17,426,921	8.05	5.786	5.532	742	65.02	65.01	19.85
Cons/Perm	2	313,384	0.14	6.125	5.871	762	65.35	65.28	0.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

20. Documentation

Documentation	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Standard	604	$89,050,109	41.15%	5.848	5.594	737	75.91%	75.88%	100.00%
Reduced	554	84,400,135	39.00	5.817	5.563	746	69.47	69.44	0.00
Stated	171	35,342,392	16.33	5.880	5.626	732	71.09	71.07	0.00
No Ratio	26	5,295,734	2.45	5.919	5.665	745	66.73	66.71	0.00
Rapid	10	1,496,869	0.69	5.816	5.561	745	78.79	78.76	0.00
All Ready Home	4	575,583	0.27	6.088	5.834	781	58.57	58.57	0.00
SISA	1	224,925	0.10	6.125	5.871	752	75.00	75.00	0.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

21. Lien Position

Lien Position	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
1	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	72.33%	41.15%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.